Filed Under Rule 497(c)
                                          '40 Act File # 811-7620
                                          '33 Act File# 33-60592

                           KENILWORTH FUND, INC.

                                PROSPECTUS
                               JUNE 25, 1999


        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS



INVESTMENT OBJECTIVE.................................3

PRINCIPAL INVESTMENT STRATEGIES......................3

PRINCIPAL INVESTMENT RISKS...........................4

FUND PAST PERFORMANCE CHARTS.........................4

FUND EXPENSES........................................4

MANAGEMENT OF THE FUND...............................6
     Investment Adviser..............................6

SHAREHOLDER INFORMATION..............................7
     Pricing of Fund Shares..........................7
     Purchase of Fund Shares.........................7
     Redemption of Fund Shares.......................7
     Dividends and Distributions.....................7
     Tax Consequences................................7

FINANCIAL HIGHLIGHTS INFORMATION.....................8

SHARE PURCHASE APPLICATION..........................11

INVESTMENT OBJECTIVE

     The Kenilworth Fund's investment objective is long term capital appreciation. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

PRINCIPAL INVESTMENT STRATEGIES

     Our investment philosophy during the last 30 years has been guided by the historical fact that long term investment in stocks in the United States has produced annual returns of over 9.5% over a sixty year span. When one includes the decade of the 1980s, with its 18% annual return and similar returns currently in the 1990s, the annual return averages almost 11% exceeding that of bonds and money market instruments. Hence, one of the Fund's principal investment strategies is to invest in a non-diversified portfolio of common stocks. Notwithstanding the historical returns for common stocks, there is no assurance that these returns will continue in the future.
     Before investing in companies, the Fund tries to determine the outlook for the economy, the course of monetary policy as pursued by the Federal Reserve Board, the direction of interest rates and of overall corporate profits--the two most critical factors determining overall equity market values. Then, we focus on four or five large industries that are likely to perform well in that economic milieu and generally choose two to four companies that are the dominant growers, those companies with dominant or growing market share in a growing market, in their respective industries. The Fund generally rotates out of expensive stocks and into inexpensive stocks by selling the stocks of those companies whose price earnings ratios become expensive relative to that of their growth rates and that of the overall market, and buying the stocks of those companies whose price earnings ratios are low relative to that of their growth rates and that of the overall market. The Fund employs both a growth and value style of investing.

     The Fund invests primarily in:

(a)large capitalization stocks listed on the United States stock exchanges, those generally over $10 billion in size;

(b)in special situations such as:

     --those situations in which companies are likely to be bought out at a high premium to their current market price;

     --those situations in which a company's stock market price does not reflect the underlying value of all the company's assets, particularly those of real-estate or patents carried at historic cost;

     --those situations in which the stock market price of a corporation with two very profitable businesses is trading at a discount to its actual value because of political and/or legal uncertainties involving one of the businesses, thereby placing a negative value on that business;

(c) turnaround situations where due to new products, managements, or technologies a new future is forecast for a given company, or;

(d) in companies with a very strong technological niche in a dynamic growth industry.

     We use extensive research to identify growing companies to buy at reasonable prices and then we hold those companies for long periods of time. We have developed many criteria over the last 30 years to identify companies that generate superior long term returns:

(a) Management: great companies are created by visionary managers who deliver predictable growth;

(b) strong return on capital showing wise use of scarce capital;

(c) low costs: companies that can produce the product at a lower cost than their competitors;

(d) dominant or growing market share in a growing market;

(e) strong balance sheets;

(f) turnaround situations due to new management, products, or technologies;

(g) historically consistent and predictable growth rates.

     The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies when market conditions warrant such trading. Market conditions warrant active and frequent trading when major political, economic and financial uncertainties appear on the investment horizon. Active and frequent trading results in increased portfolio turnover which may have tax consequences to tax paying shareholders. The possible tax consequences to tax paying shareholders are:

          --an increase in the size of capital gains distributions by the Fund, which distributions are taxable to tax paying shareholders;

          --an increase in the size of short-term capital gains distributions, which distributions are generally taxed at a higher tax rate than long-term capital gains distributions.

The tax consequences of a Fund's portfolio turnover may affect the Fund's performance by reducing its after tax rate of return.

     In response to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. The effect of taking such temporary defensive positions is that the Fund may not achieve its investment objective of long term capital appreciation.

PRINCIPAL INVESTMENT RISKS

      The risks of investing in the Fund are:

(a) the overall market's decline because of political and/or economic uncertainties;

(b) factors bearing specifically on a given industry or company;

(c) the Fund's non-diversified style of investing.

Ultimately, when you sell your shares of the Fund, they could be worth less than what you paid for them.
     The Fund's share price changes daily in response to political, economic and financial news. A change in the direction of interest rates, military conflagrations, statistics showing adverse economic conditions, or political and regulatory happenings can all cause the Fund's net asset value to decline. Similarly, news regarding the financial condition or changes in specific economic or political conditions that may affect a particular company whose stock the Fund holds may also cause the Fund's share price to decline.
     In addition, the Fund is classified as being non-diversified which means that, compared with other funds, it may invest a relatively high percentage of its assets in a limited number of companies. Because the Fund may hold roughly 50% of its assets in the stocks of only several companies, the Fund's share price may be more susceptible to any single economic, political or regulatory occurrence than would a fund that seeks broad diversification. Thus, the net asset value of the Fund is likely to be more volatile than the net asset value of a diversified fund.
     The risk of investing in special situations and turnaround situations is that there is no assurance that the hoped for elements of these situations will occur. Specifically, there is no assurance that companies will be bought out at a high premium to their current market price; or that a company's stock market price will ever reflect the underlying value of all the company's assets.
     The Fund, its service providers and the Fund's investments may be affected by Year 2000 computer transition issues (many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the manner in which dates are encoded and calculated). Difficulties with Year 2000 issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services.

At this time, there can be no assurance that there will be no adverse impact on the Fund. The Fund's service providers have advised the Fund that they have been actively working on the necessary changes to their computer systems, and those of other parties they deal with, and will be adapted in time for the Year 2000. In addition, there can be no assurance that the companies which the Fund invests in will not experience difficulties with Year 2000 issues which may negatively effect the market value of those companies.
     Loss of money is a risk of investing in the Fund.


FUND PAST PERFORMANCE CHARTS

     The following bar chart and table provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and compares the Fund's average annual performance returns over various periods of time to the performance of the S&P 500 Index. Returns are based on past results and are not an indication of future performance.


YEAR-BY-YEAR RETURNS

Kenilworth Fund

<Calendar Years: 1994 1995 1996 1997 1998>
<Returns: -5.95% 28.03% 29.48% 20.67% 20.58%>






Best Quarter:      Q4  1998  28.39%
Worst Quarter:     Q3  1998 -11.34%



AVERAGE ANNUAL RETURNS
 Periods ended December 31, 1998

                Past 1 year     Past 5 years    Since Inception*
Kenilworth Fund  20.58%          17.80%           16.80%
S&P 500 Index    28.72%          24.09%           22.82%

*Inception Date: July 1, 1993

The S&P 500 stock Index follows the stock market performance of 500 of the largest companies in the United States. The return of the S&P 500 Index does not reflect the costs of buying and selling securities or managing a stock portfolio, costs that are deducted from mutual fund returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
 (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases.........None
Maximum Deferred Sales Charge (Load).....................None
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends................................None
Redemption Fee...........................................None
Exchange Fee.............................................None


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee..........................................1.00%
Distribution (12b-1) Fee................................None
Other Expenses..........................................0.42%
Total Annual Fund Operating Expenses*...................1.42%

  *The Fund's expenses are limited to 1.70% of its average net assets. Expenses in excess of 1.70% are required to be reimbursed by the Fund's investment advisor, pursuant to its advisory agreement with the Fund. The Fund's advisory agreement, which contains the expense reimbursement clause, is reviewed every year by the Fund's Board of Directors. The expense reimbursement clause cannot be terminated at will by the Fund's investment advisor.

   EXAMPLE:

This EXAMPLE is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This EXAMPLE assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This EXAMPLE also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
$ 145    $ 449     $ 776     $1702

MANAGEMENT OF THE FUND

     INVESTMENT ADVISOR
     The Investment Advisor to the Fund is Institutional Portfolio Services, Ltd. (IPS), One First National Plaza, Suite 2594, Chicago, Illinois 60603. Mr. B. Padmanabha Pai is the sole shareholder, principal executive officer and director of IPS. Since 1969, IPS has served as an investment advisor to wealthy individuals and corporate pension plans. IPS is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
     IPS provides the Fund with investment advisory services, office space and personnel. IPS also pays the salaries of those of the Fund's employees, officers, and directors who are also employees, officers, and/or directors of IPS. Additionally, IPS pays all other executive salaries and executive expenses, charges for all clerical services relating to the Fund's investments and all promotional expenses of the Fund, including the printing and mailing of the prospectus to other than current shareholders.
    As compensation for its advisory services, the Fund pays to IPS a monthly advisory fee at the annual rate of 1.0% per year on the average net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The advisory fee paid to IPS for the fiscal year ended December 31, 1998 was 1.0% of the Fund's average net assets. The Fund also pays IPS for certain administrative services such as record keeping, computer software and development, and other operations management services. The administrative services fee paid to IPS for the fiscal year ended December 31, 1998 was $30,000. The administrative services fee to be paid to IPS in 1999 will be $40,000. IPS is required to reimburse the Fund for the Fund's expenses incurred in excess of 1.7% of the Fund's average net assets. IPS will reimburse the Fund for any excess on a yearly basis.

PORTFOLIO MANAGER

     Mr. B. Padmanabha Pai is the President of IPS and has been with IPS since 1969. Mr. Pai is responsible for the day-to-day management of the Fund's portfolio. Mr Pai's business experience during the past five years has been that of portfolio manager and President of IPS and Vice-President and a Director of Kenilworth Fund, Inc.

SHAREHOLDER INFORMATION

     DETERMINATION OF NET ASSET VALUE
     The net asset value per share of the Fund is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., Eastern Standard Time)on days in which the Exchange is open for business, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.
     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
     All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors.

     PURCHASE OF FUND SHARES
     An initial purchase of shares of the Fund may be made by sending a properly completed Share Purchase Application to the Fund. The minimum initial purchase of shares is $10,000.
Related party accounts and retirement accounts require a minimum initial purchase of $5,000. Related party accounts are defined as those accounts opened with the Fund under the same tax identification number, or those accounts opened by a family member or relative of an existing shareholder. Purchases subsequent to the initial purchase may be sent to the address given in the Prospectus. Minimum subsequent purchases of shares is $1,000. The offering price for the Fund's shares is equal to the net asset value per share (determined in the manner described under "Determination of Net Asset Value") on the day, prior to the close of trading on the New York Stock Exchange, that the purchase order is received and accepted by the Fund. Orders received by the Fund after the close of the New York Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted.
  The Fund now sells fractional shares in addition to whole shares. The Fund maintains a book-entry-only system with regard to Fund shares. Fund share certificates will not be issued.
  The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums. However, the Fund reserves the right to waive or lower investment minimums at its discretion.
  All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders.

     RETIREMENT ACCOUNTS
     Shares of the Fund may be purchased or redeemed for retirement accounts through New York Stock Exchange registered brokerage firms having a relationship with the Fund. Typically, a shareholder will elect to custody his or her retirement account at a brokerage firm. Upon the shareholder's direction to purchase shares of the Fund for his or her retirement account, the brokerage firm will effect a written order for the purchase of Fund shares. Any such purchase or redemption will not be effective until the order or request is received by the Fund. Retirement account holdings, including the Fund, will appear monthly on the retirement account statement issued directly by the relevant brokerage firm.
     The minimum initial investment for retirement accounts is $5,000 and $1,000 for subsequent purchases. There are no additional Fund charges for retirement accounts. Brokerage firms usually charge a fixed yearly fee for the custody and administration of retirement accounts.

     REDEMPTION OF FUND SHARES
     Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments.
     Shares may be redeemed by submitting a written request for redemption to the Fund. A written redemption request to the Fund, as transfer agent, must specify (a) the name of the Fund,
(b) the dollar amount or specific number of shares to be redeemed, and (c) the shareholder's name and account number.
The redemption request must be signed by each registered owner exactly as the shares are registered. The Fund, at its discretion, may require a signature guarantee for redemption from a bank, trust company, savings and loan association, a member of a national stock exchange for redemption, or any other financial institution authorized to guarantee signatures. Requests for redemption by telephone and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.
     For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee registered on the account with each signature guaranteed. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at (312) 236-5388.
  A redemption request received at the same time or near the same time as an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders. Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.
     The proceeds of redemptions will ordinarily be mailed within seven days after receipt of a properly completed redemption request. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks may take longer in certain circumstances.
       The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. A shareholder's account may be terminated by the Fund if, at the time of any transfer or redemption of shares of the Fund in the account at the current offering price falls below $1000. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments.
     The Fund reserves the right to pay redemptions in kind. Thus, redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Directors determines it is in the best interests of the Fund.
     Questions regarding redemptions and the procedures that must be followed should be directed to the Fund as Transfer Agent, One First National Plaza, Suite 2594, Chicago, Illinois 60603, (312) 236-5388.

     DIVIDENDS AND DISTRIBUTIONS
     Unless a shareholder elects otherwise by notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.
     Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

     TAX CONSEQUENCES
     The Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income and by continuing to comply with all other requirements of Subchapter M of the Code. If the Fund qualifies, the Fund will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.
     For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from long-term capital gains whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.
     Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

CONDENSED FINANCIAL INFORMATION
Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen,L.L.P. for the years ended 1996, 1997 and 1998, and by other auditors for the years ended 1994 and 1995. McGladrey & Pullen's report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                          For the Years Ended December 31
                        1998     1997     1996     1995    1994
Selected Per-Share Data
 Net Asset Value,
  beginning of period
                        $18.17   $15.43   $11.93   $9.64   $10.31

 Income from Investment Operations
  Net Investment
   Income (Loss)        (0.04)   (0.05)    0.01    0.06a    0.06a
  Net Realized and
   Unrealized Gain (Loss)
   on Investments        3.78     3.24     3.51    2.64    (0.67)
         Total...........3.74     3.19     3.52    2.70    (0.61)
Less Distributions From
 Net Investment Income   0.00     0.00     0.01    0.06     0.06
 From Net Realized Gains 0.00     0.45     0.01    0.35     0.00
         Total...........0.00     0.45     0.02    0.41     0.06

 Net Asset Value,
  end of period        $21.91   $18.17   $15.43  $11.93    $9.64

Total Return............20.58%   20.67%   29.48%  28.03%  (5.95%)

Ratios and Supplemental Data
 Net Assets,
  end of period
  (in thousands)       $12,178   $9,790   $7,222  $5,099   $3,530
 Ratio of Net Expenses
  to Average Net Assets  1.42%    1.52%    1.51%  1.69%a   1.70%a
 Ratio of Net Investment
  Income to Average
  Net Assets            (0.24%)  (0.29%)   0.06%  0.54%a   0.67%a
Portfolio Turnover Rate 70.28%   76.99%   73.93%  82.17%   11.78%
aNet of reimbursement of expenses by Advisor.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information and, if given or made, such information or representations may not be relied upon as having been authorized by the Kenilworth Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                           KENILWORTH FUND, INC.
                        SHARE PURCHASE APPLICATION

Mail To:                                   Minimum Investments:
Kenilworth Fund, Inc.                      Initial:  $10,000.00
One First National Plaza    Retirement/Related Party: $5,000.00
Suite 2594                                Subsequent: $1,000.00
Chicago, IL  60603

All applications are accepted in Illinois and under Illinois laws.
#1...Registration of Shares

Owner (Individual, Corporation, Trustee or        Joint Owner
Custodian)
                                       Social Security Number
Address
                                     Daytime Telephone Number
City          State     Zip

If more than one owner is listed above, then shares will be registered as joint tenants with rights of survivorship and not as tenants in common, unless otherwise instructed.

#2...Investment Information

     This investment represents (a)an:
   ___ Initial purchase payable to: Kenilworth Fund, Inc.

                        Amount $__________

   ___ Subsequent purchase payable to Kenilworth Fund, Inc.
                        Amount $__________

#3...Dividend Option

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the prospectus unless the box below is checked.

___ Please pay all income dividends and capital gains distributions in cash.

I/We understand that certificates for shares purchased
(either initial or reinvested) will not be issued.

#4...Taxpayer Obligations          W-9

I am a U.S. citizen  ___ Yes    ___ No

The Internal Revenue Service (IRS) requires each taxpayer to provide a Social Security or Taxpayer Identification Number and to make the following certifications:

I certify under penalty of perjury
that:
     1) The Social Security or other Tax I.D. number stated above is correct.
     2)  I am not subject to backup withholding because:*
         a. The IRS has not informed me that I am subject to backup withholding.
         b. The IRS has notified me that I am no longer subject to backup withholding.
             * If this statement is not true and you
               are subject to backup withholding,
               strike out Section 2

#5...Signature and Agreement

I/We, the undersigned, have received a copy of the current prospectus of the Kenilworth Fund, Inc., and are purchasing fund shares in accordance with its provisions. I/We further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment. The Internal Revenue

Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Owner                         Date

Signature of Joint Owner (if any)          Date

OTHER FUND DOCUMENTS
Additional information about the Kenilworth Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Additional information about the Kenilworth Fund and its management and operations is available in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

WHERE TO GET THESE DOCUMENTS
The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request.
To receive these documents or request other information about the Fund, or for shareholder inquiries:

1.     Write to us at: Kenilworth Fund, Inc., One First National
Plaza, Suite 2594, Chicago, IL  60603

2. Call us collect Monday through Friday, 9 a.m. to 5 p.m., Central Standard Time at 312-236-5388.

3.     Visit the Kenilworth Fund website: www.kenilworthfund.com.

4.     E-Mail the Fund at: kfinfo@kenilworthfund.com


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.



Kenilworth Fund, Inc.  Investment Company Act File No. 811-7620

                           KENILWORTH FUND, INC.
                         One First National Plaza
                                Suite 2594
                         Chicago, Illinois  60603
                              (312) 235-5388


                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION
                         Dated: June 25, 1999

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Kenilworth Fund, Inc., dated June 25, 1999, and any supplement thereto.
A copy of the Prospectus may be obtained without charge from the Kenilworth Fund, Inc., at the address and telephone number set forth above.





                         No person has been authorized to give
any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated June 25, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by the Kenilworth Fund, Inc.

                             TABLE OF CONTENTS


THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . .   3

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . .   3

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . .   3

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . .   5
                Directors . . . . . . . . . . . . . . . . . .  5
                Investment Adviser. . . . . . . . . . . . . .  5
                Administrative & Management Services. . . . .  6
                Custodian & Transfer Agent  . . . . . . . . .  6

PRINCIPAL SHAREHOLDERS . . . . . . . . . . . . . . . . . . ..  6

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 6

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . 7

HOW TO PURCHASE FUND SHARES  . . . . . . . . . . . . . . . . . 7

HOW TO REDEEM FUND SHARES. . . . . . . . . . . . . . . . . . . 7

SHAREHOLDER PLANS. . . . . . . . . . . . . . . . . . . . . . . 8

               Dividend Reinvestment Plan. . . . . . . . . . . 8

RETIREMENT ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . 9

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . 9
               Distributions . . . . . . . . . . . . . . . . . 9
               Taxes . . . . . . . . . . . . . . . . . . . . . 9

CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . . . 9

SHAREHOLDER REPORTS AND MEETINGS . . . . . . . . . . . . . . . 10

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 11

                                 THE FUND

     Kenilworth Fund, Inc. (the "Fund") is a no-load, open-end, non-diversified management investment company commonly called a "mutual fund." As a no-load fund, the Fund does not impose sales charges, 12b-1 charges, or redemption fees. The Fund was organized as an Illinois corporation on October 24, 1988.

                     INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds, fixed-income obligations of corporations and the United States government, and securities convertible into common stocks of corporations.
     Although the Fund seeks to invest substantially all its assets in common stocks, the composition of the Fund's portfolio will vary depending upon the Adviser's perception of current and future market and economic conditions. The Fund may, for temporary defensive purposes and to meet its redemption requirements, invest some of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash or cash equivalents. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The Fund does not retain securities that subsequently become illiquid. The Fund does not intend to place emphasis on short-term trading profits. However, when circumstances warrant, investment securities may be sold from time to time without regard to the length of time they have been held.

     The Fund's investment advisor expects that under normal circumstances the Fund's anticipated portfolio turnover rate will not exceed 75%. However, this rate should not be construed as a limiting factor and the portfolio turnover rate may exceed 75% when the investment advisor deems changes appropriate. Nonetheless, the Fund will not change its investment objective of long-term capital appreciation. The annual portfolio turnover rate indicates changes in the Fund's portfolio. For instance, a rate of 100% would result if all the securities in the portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period.
     The Fund is designed for investors with a long-term investment perspective (and not with a view to playing short-term swings in the market). Investors should be aware that up to 100% of the Fund's portfolio may be invested in common stocks and other equity-type securities. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized or that any income will be earned. Nor can there be assurance that the Fund's portfolio will not decline in value.

                          INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are presented below, and which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

Certain restrictions referred to in the foregoing paragraph are summarized below. The Fund will not:

(1) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in disposing of its own portfolio securities;

(2) Borrow money, issue senior securities, or purchase securities on margin, but may obtain such short term credit from banks as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets;

(3) Invest more than 25% of its assets at the time of purchase in any one industry;

(4) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions;

(5) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein;

(6) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment
Adviser owning individually more than 1/2 of 1% of any class of security collectively own more than 5% of such class of securities of such issuer;

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken at cost;

(8) Invest in restricted, illiquid or other securities without readily available market quotations; and

(9) Purchase the securities of any issuer if, at the time of acquisition it would own more than 10% of the outstanding voting securities of any one company;

(10) Invest in companies for the primary purpose of acquiring control of management thereof;

(11) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box);

(12) Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities;

(13) Purchase securities of any company having less than three years continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets;

(14) Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

                            MANAGEMENT OF THE FUND

Directors

  The Fund's Board of Directors has overall responsibility for the business and affairs of the Fund in accordance with the laws of the State of Illinois governing the responsibilities of directors. Officers and Directors of the Fund, together with their addresses, and principal occupations during the past five years are:

                                                  Principal
                                                  Occupations
                                                  Past Five
Name and Address            Position              Years
Mohini C. Pai*              President             Vice President
One First National          Interested            IPS, Ltd.
Plaza                       Director              Chicago, IL
Chicago, IL.


B. Padmanabha Pai*          Vice-President        President
One First National          Interested            IPS, Ltd.
Plaza                       Director              Chicago, IL
Chicago, IL.

Savitri P.Pai,*             Secretary/Treasurer   Attorney-at-Law
One First National          Interested            Chicago, IL
Plaza                       Director
Chicago, IL.

Kirtna Pai                  Interested           Vice-President
1585 Broadway               Director             Morgan Stanley
New York, NY                                     & Company, Inc.
                                                 New York, NY

Dr. Larry A.                Non-Interested       Professor of
Sjaastad                    Director             Economics,
Department of                                    University of
Economics                                        Chicago, IL

 *interested persons

  Mr. B.P. Pai and Mrs. Mohini C. Pai are husband and wife.  Mr.
B.P. Pai and Mrs. Mohini C. Pai are the parents of Ms. Savitri P.
Pai and Ms. Kirtna Pai, who are sisters. Additionally, at this time the Fund does not make payments to its Directors. All payments made to employees of the Fund who are also Directors of the Fund are paid by the Adviser.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Advisory Agreement") with Institutional Portfolio Services, Ltd., One First National Plaza, Suite 2594, Chicago, Illinois 60603 (the "Adviser"). Mr. B. Padmanabha Pai is the sole shareholder, principal executive officer and director of the Adviser. Since 1969, the investment advisor has served as an investment advisor to wealthy individuals and corporate pension plans on an individual account basis for the past 27 years. The Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
     The Advisory Agreement provides that the Adviser shall manage the Fund's investments and shall determine the Fund's portfolio transactions and shall be responsible for overall management of the Fund's business affairs, subject to the supervision of the Board of Directors. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% per year on the net assets of the Fund.
All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the fiscal years ending December 31, 1996, 1997 and 1998 the Adviser was paid $59,220, $90,314 and $103,469 respectively.
     Under the Advisory Agreement, the Adviser provides the Fund with investment advisory services, office space and personnel. The Adviser also pays the salaries of those of the Fund's employees, officers and directors who are also employees, officers, and/or directors of the Adviser. Additionally, the Adviser pays all other executive salaries and executive expenses, charges for all clerical services relating to the Fund's investments and all promotional expenses of the Fund, including the printing and mailing of the prospectus to other than current shareholders.
       The Fund pays all of its other costs and expenses including interest, taxes, salaries of its employees, fees of directors who are not employees, officers, or directors of the Adviser, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by the Adviser. (See section below titled:
"Administrative & Management Services"). The Funds expenses are limited, however, by an excess reimbursement provision in the Advisory Agreement. If the annual operating and management expenses (excluding taxes and interest) exceeds 1.7% of the average net assets of the Fund, the Advisory Agreement requires the Adviser to reimburse the Fund for any such excess on a monthly basis.

Administrative & Management Services
     The Fund has entered into an Administrative & Management Services Agreement (the "Administrative Services Agreement") with the Fund's investment adviser, Institutional Portfolio Services, Ltd., ("IPS"). The Administrative Services Agreement requires IPS to provide record keeping, computer software and development and other operations management services for the Fund. IPS will be paid the sum of $40,000 per year. As stated in the above-mentioned section titled: "Investment Adviser", if the Fund's annual operating and management expenses exceed 1.7% of the average net assets of the Fund, the Fund's investment adviser will reimburse the Fund for any excess on a monthly basis.

Custodian & Transfer Agent
   The Fund acts as its own custodian and transfer agent. The Fund will comply with all provisions of Rule 17f-2 of the Act in regard to self-custodianship. Specifically, there will be three independent audits annually with at least two of the audits unannounced.

                          PRINCIPAL SHAREHOLDERS
    As of April 19, 1999, the following persons owned of record 5 percent or more of the Fund's shares outstanding:
(1)  Marjorie Lindsay Remainder Trust, P.O. Box 7127
Indian Lake Estate, FL (7.61%); (2) Shirley Lindsay Trust, P.O.Box 7127, Indian Lake Estate, FL (9.54%); (3) B.P. Pai, One First National Plaza, Chicago, IL (5.81%); (4) Institutional Portfolio Services, Ltd., One First National Plaza, Chicago, IL (6.15%).
    All directors and officers of the Fund, as a group, own 138,212 shares beneficially, directly and/or indirectly or 24.77% of the Fund's total shares outstanding.

                           BROKERAGE ALLOCATION
     The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund places all orders for purchase and sale of its portfolio securities through the Fund President who is answerable to the Fund Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic studies, industry studies, security analyses and reports, sales literature and statistical devices furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these materials or services or the amount they might have reduced expenses of the Adviser.
     Other than set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually. For the fiscal years ending December 31, 1996, 1997 and 1998 the Fund paid $15,298, $20,598 and $19,166 respectively, in brokerage commissions.

                     DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., Eastern Standard Time) on days in which the Exchange is open for business, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.
     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
     All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors.

                       HOW TO PURCHASE FUND SHARES
     An initial purchase of shares of the Fund may be made by sending a properly completed Share Purchase Application to the Fund. The minimum initial purchase of shares is $10,000.
Related party accounts and retirement accounts require a minimum initial purchase of $5,000. Related party accounts are defined as those accounts opened with the Fund under the same tax identification number, or those accounts opened by a family member or relative of an existing shareholder. Purchases subsequent to the initial purchase may be sent to the address given in the Prospectus. Minimum subsequent purchases of shares is $1,000. The offering price for the Fund's shares is equal to the net asset value per share (determined in the manner described under "Determination of Net Asset Value") as determined as soon as possible after the close of the New York Stock Exchange on the day that the purchase order is received and accepted by the Fund.

Orders received by the Fund after the close of the New York Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted.
     The Fund now sells fractional shares in addition to whole shares. The Fund maintains a book-entry-only system with regard to Fund shares. Fund share certificates will not be issued.
     The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums. However, the Fund reserves the right to waive or lower investment minimums at its discretion.
     All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders.

                         HOW TO REDEEM FUND SHARES
     Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments.
     Shares may be redeemed by submitting a written request for redemption to the Fund. A written redemption request to the Fund, as transfer agent, must specify (i) the name of the Fund,
(ii) the dollar amount or specific number of shares to be redeemed, and (iii) the shareholder's name and account number. The redemption request must be signed by each registered owner exactly as the shares are registered. The Fund, at its discretion, may require a signature guarantee for redemption from a bank, trust company, savings and loan association, a member of a national stock exchange, or any other financial institution authorized to guarantee signatures. Requests for redemption by telephone or telegram and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.
     For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee registered on the account with each signature guaranteed. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at (312) 236-5388.
     A redemption request received at the same time or near the same time as an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders. Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.
     The proceeds of redemptions will ordinarily be mailed within seven days after receipt of a properly completed redemption request. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks may take longer in certain circumstances.
      The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. A shareholder's account may be terminated by the Fund if, at the time of any transfer or redemption of shares of the Fund in the account at the current offering price falls below $1000. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments.
     The Fund reserves the right to pay redemptions in kind. Thus, redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Directors determines it is in the best interests of the Fund.
     Questions regarding redemptions and the procedures that must be followed should be directed to the Fund as Transfer Agent, One First National Plaza, Suite 2594, Chicago, Illinois 60603, (312) 236-5388.

                             SHAREHOLDER PLANS

Dividend Reinvestment Plan

     Unless a shareholder elects otherwise by notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.

                            RETIREMENT ACCOUNTS

     Shares of the Fund may be purchased or redeemed for retirement accounts through New York Stock Exchange registered brokerage firms having a relationship with the Fund. Typically, a shareholder will elect to custody his or her retirement account at a brokerage firm. Upon the shareholder's direction to purchase shares of the Fund for his or her retirement account, the brokerage firm will effect a written order for the purchase of Fund shares. Any such purchase or redemption will not be effective until the order or request is received by the Fund. Retirement account holdings, including the Fund, will appear monthly on the retirement account statement issued directly by the relevant brokerage firm.
     The minimum initial investment for retirement accounts is $5,000 and $1,000 for subsequent purchases. There are no additional Fund charges for retirement accounts. Brokerage firms usually charge a fixed yearly fee for the custody and administration of retirement accounts.

                          DISTRIBUTIONS AND TAXES

Distributions

     Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

Taxes

     The Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income and by continuing to comply with all other requirements of Subchapter M of the Code. If the Fund qualified, the Fund will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.
     For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from long-term capital gains whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

     The Fund is required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or other tax identification number ("TIN") and certify under penalty of perjury that such number is correct and that he/she is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the Share Purchase Application and should be completed when the account is established.
     If you do not have a tax identification number, you should indicate on the application form whether a number has been applied for. The Fund may be required to backup withhold if a certified TIN is not delivered to the Fund within 7 days.
     Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

                               CAPITAL STOCK

     The Fund is a corporation organized under the laws of the State of Illinois and was incorporated on October 24, 1988. The Fund has 10,000,000 shares of authorized capital stock. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shareholders are entitled to redeem shares as set forth under "How to Redeem Shares." The investor will be the record owner of all shares in his account with full shareholder rights.

                     SHAREHOLDER REPORTS AND MEETINGS

The Fund will provide to shareholders annual reports containing certified financial statements. Additionally, shareholders will receive other periodic reports, at least semi-annually, containing unaudited financial statements. Shareholders will receive a confirmation after each transaction affecting his or her account with the Fund. The annual meeting of the shareholders of the Fund shall be held in the month of March. Any inquiries concerning the Fund may be made by telephone (312) 236-5388, or by writing to the Fund at One First National Plaza, Suite 2594, Chicago, Illinois 60603.

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index. For the period beginning July 1, 1993 and ending December 31, 1998 your investment in the Fund would be $23,498 as compared to a theoretical investment in the S&P 500 which would have grown to $31,036. This performance includes the reinvestment of dividends.


Cumulative Total Returns
Periods ended December 31, 1998

                         Past 1 Year  Past 5 years   Life of Fund
Kenilworth Fund, Inc.     20.58%      126.85%        134.97
S&P 500                   28.72%      194.24%        209.86

Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

Average Annual Returns
Periods ended December 31, 1998
                         Past 1 Year  Past 5 Years  Life of Fund
Kenilworth Fund, Inc.    20.58%       17.80         16.80%
S&P 500                  28.72%       24.09         22.82%

Average annual returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.


Total returns and yields are based on past results and are not indicative of future performance.

                            KENILWORTH  FUND, INC.
                          STATEMENT  OF NET ASSETS
                              December 31, 1998


                                            Market
COMMON STOCKS     97.27%a        Shares     Value       Percent
Aircraft            1.07%
    Boeing Corp.                  4,000     $130,500    1.07

Autos               5.29%
    Ford Motor                    5,500      322,779    2.65
    General Motors                4,500      322,029    2.64

Banks               4.90%
    Wells Fargo & Co.             5,000      199,685    1.64
    Citigroup, Inc.               8,000      397,496    3.26

Computer-Semiconductor 11.32%
    Intel Corp.                  10,000    1,185,620    9.74
    Applied Materials, Inc.*      4,500      192,092    1.58

Computer Software  9.65%
    Adaptec, Inc.*                5,000       87,810    0.72
    Oracle Systems, Inc.*         2,250       97,031    0.80
    Intuit, Inc.*                 3,800      275,500    2.26
    Network Associates, Inc.*     8,000      530,000    4.35
    Cisco Systems                 2,000      185,624    1.52

Computer Systems    6.48%
    Hewlett-Packard              10,000      683,120    5.61
    Quantum Corp.*                5,000      106,250    0.87

Drugs              14.28%
    Merck & Co.                   4,000      590,000    4.85
    Bristol-Myers Squibb          4,600      615,535    5.05
    Schering-Plough               6,000      331,500    2.72
    Eli Lilly & Company           1,000       88,875    0.73
    Warner-Lambert                1,500      112,781    0.93

Electrical Equipment 5.03%
    General Electric              6,000      612,000    5.03

Finance            25.03%
    Federal National Mortgage    13,500      999,000    8.20
    Federal Home Loan Mortgage   23,500    1,514,269   12.44
    Household International, Inc. 6,000      237,750    1.95
    Associates First Capital Corp.7,006      296,879    2.44

                            KENILWORTH  FUND, INC.
                           STATEMENT OF NET ASSETS
                              December 31, 1998

                                            Market
COMMON STOCKS                    Shares     Value       Percent
Insurance           7.31%
    American International Group   6,000    579,750     4.76
    Conseco, Inc.                  3,500    106,750     0.88
    Transamerica Corp.             1,000    115,500     0.95
    Hartford Life, Inc.            1,500     87,375     0.72

Telecommunications  2.85%
    ADC Telecommunication*        10,000    347,500     2.85

Utilities-Telephone 4.06%
    Lucent Technologies            4,500    494,716     4.06

  Total Investments                      11,845,716
       (Cost $6,148,063)

CASH AND RECEIVABLES
       NET OF LIABILITIES  2.73%            332,559

TOTAL NET ASSETS  100.00%               $12,178,275

NET ASSET VALUE PER SHARE                    $21.91
       (based on 555,821 shares of capital stock outstanding)

       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS





                                                  Year Ended
   INVESTMENT INCOME                        December 31, 1998



 INCOME:
        Dividends                                    $107,594
        Interest                                       14,388
            Total Income                              121,982

 EXPENSES:
        Investment Advisory Fees                      103,469
        Administrative and Management Fees             30,000
        Registration Fees                               1,929
        Auditing                                        5,604
        Insurance and Other Expenses                    6,233
            Total Expenses                            147,235

     NET INVESTMENT LOSS:                             (25,253)



   NET REALIZED LOSS ON INVESTMENTS                    (8,169)

   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                              2,109,675

   NET REALIZED LOSS AND UNREALIZED APPRECIATION
        ON INVESTMENTS                              2,101,506

   NET INCREASE IN NET ASSETS FROM OPERATIONS      $2,076,253

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                    STATEMENTS  OF CHANGES  IN NET ASSETS

                               Year Ended        Year Ended
OPERATIONS:                    December 31, 1998 December 31,1997

 Net Investment Loss           ($25,253)         ($26,744)
 Net Realized Gain (Loss)
     on Investments              (8,169)           264,438
 Net Increase in Unrealized
     Appreciation
     on Investments            2,109,675         1,320,457
    Increase in Net Assets
         from Operations       2,076,253         1,558,151

DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from
     Net Investment Income           ---               ---
 Distributions from Net Realized
     Gains on Investments            ---          (237,694)
 Decrease in Net Assets resulting
     from Distributions              ---          (237,694)

CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
     (24,894 and 75,696 shares,
     respectively)                 462,667       1,338,097
 Cost of Shares Redeemed
     (7,957 and 14,740 shares,
     respectively)                (150,454)       (270,698)
 Reinvested Dividends
     (0 and 9,888  shares,
     respectively)                     ---         179,665
     Increase in Net Assets from
      Capital Share Transactions    312,213      1,247,064

       Total Increase in
         Net Assets               2,388,466      2,567,521

NET ASSETS AT BEGINNING OF YEAR
    (538,884 and 468,040 shares
     outstanding, respectively)   9,789,809      7,222,288

NET ASSETS AT END OF YEAR
    (555,821 and 538,884 shares
     outstanding, respectively)  $12,178,275    $9,789,809

   The accompanying notes are an integral part of these financial statements.

                             KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS

                          For the Years Ended December 31


                 1998     1997     1996     1995    1994    1993a
Selected Per-Share Data


 Net Asset Value, beginning of period
                $18.17   $15.43   $11.93   $9.64   $10.31  $10.00

 Income from Investment Operations
  Net Investment Income (Loss)
                 (0.04)   (0.05)    0.01    0.06b    0.06b   0.05
  Net Realized and Unrealized Gain (Loss) on Investments
                  3.78     3.24     3.51    2.64    (0.67)   0.31
         Total....3.74     3.19     3.52    2.70    (0.61)   0.36

 Less Distributions From Net Investment Income
                  0.00     0.00     0.01    0.06     0.06    0.05
    From Net Realized Gains
                  0.00     0.45     0.01    0.35     0.00    0.00
         Total....0.00     0.45     0.02    0.41     0.06    0.05

 Net Asset Value,end of period
                $21.91   $18.17   $15.43  $11.93    $9.64  $10.31

Total Return.....20.58%   20.67%   29.48%  28.03%  (5.95%) 7.16%c


Ratios and Supplemental Data

 Net Assets, end of period (in thousands)
               $12,178   $9,790   $7,222  $5,099   $3,530  $2,840
 Ratio of Net Expenses to Average Net Assets
                 1.42%    1.52%    1.51%  1.69%b   1.70%b   0.52%
Ratio of Net Investment Income to Average Net Assets
                (0.24%)  (0.29%)   0.06%  0.54%b   0.67%b   0.65%
Portfolio Turnover Rate
                70.28%   76.99%   73.93% 82.17%   11.78%    0.00%

aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
cAnnualized.

  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1998

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government.
Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended December 31, 1998, purchases and sales of investment securities were $7,869,601 and $7,282,167 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of December 31, 1998 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $30,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Sources of Net Assets:

    As of December 31, 1998, the sources of net assets were as follows:
        Fund shares issued and outstanding     $6,514,045
        Unrealized Appreciation of Investments  5,697,652
        Undistributed Investment Loss             (25,253)
        Accumulated Net Realized Loss              (8,169)
        Total                                 $12,178,275

   Aggregate Net Unrealized Appreciation as of December 31, 1998 consisted of the following:

        Aggregate gross unrealized appreciation:  $5,856,436
        Aggregate gross unrealized deprecation:     (158,784)
        Net unrealized appreciation:              $5,697,652

At December 31, 1998, the Fund has tax basis capital losses of $8,169 which may be carried over to offset future capital gains.
Such losses expire in 2006.

                       INDEPENDENT AUDITOR'S  REPORT


To the Board of Directors and Shareholders of the Kenilworth Fund, Inc.
Chicago, Illinois

We have audited the accompanying statement of net assets of Kenilworth Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Kenilworth Fund, Inc. for periods prior to December 31, 1996, were audited by other auditors, whose report, dated January 15, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                          McGladrey & Pullen, LLP

Chicago, Illinois
January 8, 1999